Combination of Vantiv and Worldpay August 2017 Exhibit 99.3

No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this presentation are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the Company's filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) our ability to expand our market share or enter new markets; (vi) our ability to identify and complete acquisitions, joint ventures and partnerships; (vii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (viii) our ability to pass along fee increases; (ix) termination of sponsorship or clearing services; (x) loss of clients or referral partners; (xi) reductions in overall consumer, business and government spending; (xii) fraud by merchants or others; (xiii) a decline in the use of credit, debit or prepaid cards; (xiv) consolidation in the banking and retail industries; (xv) the effects of governmental regulation or changes in laws; (xvi) outcomes of future litigation or investigations; (xvii) uncertainties as to the timing of the transaction; (xviii) uncertainties as to whether the transaction will be completed; (xix) the possibility that shareholders or other third parties will file lawsuits challenging the transaction; (xx) potential operating costs, customer loss and business disruption occurring prior to completion of the transaction or if the transaction is not completed; (xxi) the effect of the announcement of the transaction on our business relationships, operating results and business generally; (xxii) the failure to satisfy conditions to completion of the transaction, including the receipt of all required regulatory approvals; and (xxiii) difficulty in retaining certain key employees as a result of the transaction. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect the Company’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic reports filed with the SEC, including the Company’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Important Additional Information and Where to Find It This presentation may be deemed to be solicitation material in respect of the acquisition (the “Acquisition”) of Worldpay Group plc (“Worldpay”) by Vantiv, Inc. and its subsidiaries (together, the “Company”), including the issuance of shares of the Company’s common stock in respect of the Acquisition. In connection with the foregoing issuance of the Company’s common stock, the Company expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). To the extent the Company effects the Acquisition of Worldpay as a Scheme of Arrangement under United Kingdom law, the issuance of the Company’s common stock in the Acquisition would not be expected to require registration under the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption provided by Section 3(a)(10) under the Act. In the event that the Company determines to conduct the Acquisition pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Act, it will file a registration statement with the SEC containing a prospectus with respect to the Company’s common stock that would be issued in the Acquisition. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUISITION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement (including the Scheme Document) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement (including the Scheme Document) and other documents filed by the Company with the SEC at www.investors.vantiv.com. Participants in the Solicitation The Company and its directors, officers and employees may be considered participants in the solicitation of proxies from the Company’s stockholders in respect of the transactions contemplated by this presentation. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the transactions, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the materials filed by the Company with the SEC, including in the proxy statement for the Company’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2017, as supplemented by other Company filings with the SEC, and will be set forth in the proxy statement relating to the Acquisition when it becomes available. Non-GAAP Financial Measures This presentation contains estimated financial information that is unaudited and not presented in accordance with US Generally Accepted Accounting Principles (GAAP). Such information includes financial information presented in accordance with International Financial Reporting Standards (IFRS); information relating to the combined financial data presented with the side-by-side financials; estimated efficiencies and run-rate savings; estimated synergies and efficiencies; and adjusted earnings per share, which excludes non-cash amortization of intangible assets. This information has been provided on a forward-looking basis pursuant to an exception for non-GAAP financial measures included in disclosures relating to a proposed business combination transaction, the entity resulting from the business combination transaction or an entity that is a party to the business combination transaction where the communication containing such disclosure is subject to the SEC’s rules relating to communications applicable to business combination transactions. Investors should not place undue reliance on these measures and should carefully review the risks and uncertainties described in the cautionary statement relating to “Forward-Looking Statements” contained herein. Safe Harbor Statement

Combination Summary

Structure and Exchange Ratio	• Combination creates a new global player with pro forma enterprise value of ~£22Bn / ~$29Bn • Vantiv offer for Worldpay represents ~£9.3Bn / ~$12.0Bn enterprise value • Worldpay shareholders will receive 55p in cash; and 0.0672 new Vantiv shares for each Worldpay share as well as an interim dividend of 0.8p and a special dividend of 4.2p per Worldpay share on completion of the merger • Committed financing has been obtained for the cash consideration in the transaction and to refinance certain debt • Vantiv will provide a mix and match facility to Worldpay shareholders
Ownership	• Pro-forma ownership: 57% Vantiv shareholders / 43% Worldpay shareholders • Buyback of 19.8MM Vantiv shares from Fifth Third Bank implies 4.9% ownership post transaction
Governance	• Charles Drucker to be Executive Chairman and Co-CEO • Philip Jansen to be Co-CEO, Stephanie Ferris to be CFO, each reporting to Charles Drucker • 13 member board, 8 to be designated by Vantiv and 5 to be designated by Worldpay
Name / Headquarters	• New company to be renamed Worldpay • Combined company to have global and corporate headquarters in Cincinnati, Ohio and international headquarters in London • Combined company common shares will trade on the NYSE with a secondary listing on the LSE
Closing Considerations	• Subject to customary closing conditions including regulatory and shareholder approvals • Transaction is expected to close in early 2018

3
© 2017 Vantiv, LLC. All rights reserved. © 2017 Worldpay. All rights reserved.
vantiv. worldpay

Presenters Stephanie Ferris Charles Drucker Philip Jansen Executive Chairman & Co-Chief Executive Officer Co-Chief Executive Officer Chief Financial Officer Rick Medlock Worldpay Chief Financial Officer

Creating a Global Leader in Payments Establishes a Global eCommerce Leader Creates a global leader in eCommerce with significant scale, differentiated products and worldwide reach 1 Expanding into High Growth Markets Leveraging our combined capabilities in order to focus on new international geographies, verticals and client segments 2 Delivering Innovation at Scale Global footprint and advanced technology enables us to deliver innovation at scale through our leading distribution 3 Significant Cost Synergies Plan to achieve annual recurring pre-tax cost synergies of approximately $200 million by the end of the third year post close 4 Highly complementary capabilities will allow us to achieve more together

Digital Revolution Creates Opportunity

We are helping our clients navigate increasing complexity and drive commerce through payments…


Integrated
Seamless
Secure
Scalable
Automated
Real-time
vantiv + worldpay
0101
1010
Insights
Multi-Currency
Developer-Friendly APIs
Business Optimization
Alternative Payments

…as technology drives global eCommerce growth


Global eCommerce Market ($Tn)
2x+
4.0 - 4.5
~16% CAGR
2.0
2015
2020F

Source McKinsey & Company

6
© 2017 Vantiv, LLC. All rights reserved. © 2017 Worldpay. All rights reserved.

eCommerce Leader Spanning U.S. + U.K. and Rest of World Creating a Global Leader in eCommerce Combination extends ability to support eCommerce clients worldwide One-stop shop for all omni-commerce needs Unified view of data globally across all channels Enable clients to access new geographies and markets Empower merchants to cut through complexity Global network and reach supporting 300+ payment types across 146 countries and 126 currencies Consumer insights through data & analytics and value added services Proven ability to partner with merchants to drive revenue growth Differentiated and advanced technology

Expanding Integrated Payments VANTIV INTEGRATED PAYMENTS ECOSYSTEM Products & Technology Developers Dealers Accelerating adoption of integrated payments continues to drive strong growth in the U.S. Pioneer in integrated payments with leading capabilities Continue to grow business with SMBs in the U.S. Follow Vantiv’s U.S. clients and partners as they expand overseas Penetrate Worldpay’s deep SMB customer base in the U.K. Springboard to expand presence across Europe

Increasing card adoption driving secular growth with anticipated outsized benefits in high growth verticals Leading capabilities with deep expertise across a broad range of key verticals Aggressively expanding into high growth verticals (e.g. B2B, Digital, Health) Enhancing Our Deep Vertical Expertise B2B DIGITAL Health RETAIL AIRLINES RESTAURANT GROCERY DRUG Focus on expansion in high growth verticals

Creates a Global Platform for International Expansion

A Leader in the Deepest and Most Attractive Markets



vantiv +
worldpay
U.S. & Canada
$5.2Tn
~7% CAGR
Europe
$3.0Tn
~9% CAGR
Asia Pacific
$11.4Tn
~12% CAGR
Latin America
$0.6Tn
~8% CAGR
Middle East / Africa
$0.3Tn
~14% CAGR
'15 Purchase Volume
'15-'25 CAGR %

Emerging markets will drive 75% of global card volume growth over the next 10 years

Source The Nilson Report (January 2017, issue 1102), McKinsey & Company

10
© 2017 Vantiv, LLC. All rights reserved. © 2017 Worldpay. All rights reserved.
vantiv worldpay

Delivering Innovation at Scale GLOBAL PARTNER OF Choice SEAMLESS Integrated technology Comprehensive Differentiated Solution Set #1 Global acquirer (1) | ~$1.5Tn in payments volume | Leading cost efficiency Next-Gen Flexible Integrated Scalable Secure Agile Unmatched Scale Best-in-class Security ü Customer Insights through Data Analytics 0101 1010 Omni-Channel Revenue Opportunities Multi-Currency Online Connectivity Alternative Payments Back-office Automation Note Based on number of transactions; analysis of data published in The Nilson Report, issues 1095 (September 2016), 1105 (March 2017) and 1110 (May 2017)

Creating a Global Omni-Commerce Leader + Technology Verticals Geography Capabilities Agile & Scalable Highly complementary capabilities will allow us to achieve more together Integrated Payments International eCommerce Global Omni-Commerce Grocery Retail Digital Airlines Next-Gen & Flexible Unmatched Integrated Technology Platform Deep Vertical Expertise B2B #1 U.K. Merchant Acquirer (1) #1 U.S. Merchant Acquirer (1) #1 Global Acquirer (1) Note Based on number of transactions; analysis of data published in The Nilson Report, issues 1095 (September 2016), 1105 (March 2017) and 1110 (May 2017) Travel

Before Synergies Compelling Financial Profile Notes: in certain cases, numbers are rounded; assumes ~1.3 GBP to USD exchange rate Figures shown are pro forma for combined company Worldpay for illustrative purposes only; net revenue reflects reported gross profit for comparable reporting conventions to Vantiv; Underlying EBITDA shown for Worldpay, margin shown after taking into effect net revenue to gross profit adjustment Free cash flow defined as Adjusted EBITDA – Capex Free cash flow conversion defined as (Adjusted EBITDA – Capex) / Adjusted EBITDA Net Revenue ($Bn) Adjusted EBITDA ($Bn) Margin (%) $1.3 (2) $3.2Bn $1.5Bn 48% $0.6 47% (2) $0.9 48% + FY2016 Free Cash Flow ($Bn) (3) Conversion (%) (4) $0.8 $0.4 $1.2Bn 78% 66% 87% Transactions (Bn) $1.9 15 40Bn 25 Transaction Volume ($Tn) $0.6 $1.5Tn $0.9 (1)(2)

Significant Cost Synergies Estimated annual recurring pre-tax cost synergies of ~$200 million by the end of the third year post close Majority of cost synergies to come from harmonizing combined company’s U.S. platforms and streamlining corporate costs EPS Accretion Accretive to pro forma adjusted net income per share in 2019 and thereafter Share buyback of 19.8MM Vantiv shares to reduce Fifth Third’s stake to 4.9% post transaction Balance Sheet Combined gross leverage of 4.9x and net leverage of 4.6x LTM Adjusted EBITDA (2) Strong credit profile with target of de-levering to a 4.0x debt to EBITDA leverage ratio over the next 12-18 months Free Cash Flow Conversion 78% free cash flow conversion (1), generating greater than $1Bn of free cash flow Creates opportunities to strategically deploy capital going forward Notes Free cash flow conversion defined as (Adjusted EBITDA – Capex) / Adjusted EBITDA Gross and net leverage; Includes $200MM of run-rate synergies; LTM defined as Last Twelve Month period (H1 2017 + 2016 FY – H1 2016) Generating Significant Shareholder Value Revenue Opportunities Establishes a leading global eCommerce platform with cross-sell opportunities Enhances ability to strengthen and extend capabilities into attractive and high-growth markets, geographies and verticals

Powerful Business Model & Financial Profile Highly Recurring Revenue Value proposition drives high recurring revenues Enviable client base with high retention rates and limited customer concentration Robust Organic Growth Profile Strong secular growth in electronic payments Broad footprint across high growth markets supports sustained organic growth Significant Operating Leverage Industry-leading margin profile Continued margin expansion opportunities from scalable technology Provides ability to drive continued earnings growth Strategic Capital Allocation High free cash flow conversion provides ample flexibility to deploy capital Ability to strategically enhance footprint, distribution and technological capabilities

Vantiv’s Second Quarter 2017 Financial Results and Highlights Note: Growth is year over year; in certain cases, numbers are rounded See reconciliation in the appendix Net Revenue ($MM) Growth (%) Transactions (MM) Growth (%) Adjusted EBITDA (1) ($MM) Margin (%) Pro Forma Adjusted Net Income (1) ($MM) Growth (%) Pro Forma Adjusted Net Income Per Share (1) ($) Growth (%) 6,587 7% 10% $530 48% 19% 19% $256 $165 $0.83 2Q 2017 Performance 12,862 7% 10% $1,000 47% 20% 21% $466 $299 $1.52 YTD 2017 Performance

Vantiv’s Third Quarter 2017 and Full Year 2017 Guidance Net Revenue ($MM) Growth (%) GAAP Net Income Per Share ($) Growth (%) Pro Forma Adjusted Net Income Per Share ($) 3Q 2017 Guidance $544 – $554 11% – 13% $0.41 – $0.43 0% – 5% $0.88 – $0.90 24% – 27% FY 2017 Guidance $2,100 – $2,120 10% – 11% $1.31 – $1.36 (1) % – 3% $3.31 – $3.36 21% – 23% Growth (%) Note: Growth is year over year; in certain cases, numbers are rounded

Worldpay’s Strong Performance in the First Half of 2017 Continued strong progress across the business Robust financial performance against tough first half comparatives Acceleration of our technology, innovation and product development Continued successful boarding and migration of customers onto the new acquiring platform Strengthening customer relationships and market reach Well positioned to deliver sustainable strong growth; medium-term net revenue guidance unchanged

Worldpay’s First Half of 2017 Financial Results and Highlights Net Revenue (£MM) Transaction Value (£Bn) Gross Profit (£MM) Underlying EBITDA (£MM) Free Cash Flow (£MM) HY2017 £601 £241.4 £524 £248 £60 vs HY2016 +11% +11% +11% +14% -£23

Worldpay's Divisional Performance

	Global eCom	Worldpay UK	Worldpay US
Net Revenue (£MM)	**£221**	**£219**	**£161**
Growth (%)	*17%*	*2%*	*18%*[(1)]
% of Total	*37%*	*36%*	*27%*
Underlying EBITDA (£MM)	**£127**	**£95**	**£38**
Growth (%)	*20%*	*2%*	*27%*[(2)]
% of Total	*51%*[(3)]	*38%*[(3)]	*15%*[(3)]

Highlights

Global eCom

- Substantial growth in Latin America and APAC regions, supported by strengthening of our global capabilities
- Robust growth across verticals, particularly Retail and Airlines
- Customer pipeline remains strong: retentions, expansions and wins including Vanilla Air, Hobby King, Televisa and COPA

Worldpay UK

- Good progress on strategy: delivering further value added products and better outcomes for customers
- Resilient performance against very strong 1H16; reflects scheme fee increases and consumer spend trends
- Expect strong H2, primarily driven by changes in sales strategy, pricing and take-up of value-added products and services

Worldpay US

- Further progress in building a stronger business
- Improved operational effectiveness
- NPS up 5 percentage points
- Strengthened product delivery with positive feedback on WPUS developer tools
- Leadership team further strengthened and further progress in rebuilding sales capability

Notes
1. 3% growth on a constant currency basis (H12016: $195.9MM)
2. 12% growth on a constant currency basis (H12016: $43.1MM)
3. Corporate costs of £12.0m account for (5)% of Group underlying EBITDA

20
© 2017 Worldpay. All rights reserved.
vantiv | worldpay

Creating a Global Leader in Payments Establishes a Global eCommerce Leader Creates a global leader in eCommerce with significant scale, differentiated products and worldwide reach 1 Expanding into High Growth Markets Leveraging our combined capabilities in order to focus on new international geographies, verticals and client segments 2 Delivering Innovation at Scale Global footprint and advanced technology enables us to deliver innovation at scale through our leading distribution 3 Significant Cost Synergies Plan to achieve annual recurring pre-tax cost synergies of approximately $200 million by the end of the third year post close 4 Highly complementary capabilities will allow us to achieve more together

Creating a Global Leader in Payments Broad Global Geographic Reach (1) Payment Capabilities (2) Source Publically available sources including company statements Notes Indicative representation of number of countries where the player has an office, number of countries where transactions are processed (or number of currencies processed) Indicative representation of position across the value chain (hardware, merchant acquiring, issuer processing, eCom gateway, etc.); Omni channel capabilities (online and offline); value added services (analytics, risk and fraud, etc.) #1 in the U.S. #1 in the U.K. #1 Globally +

+ DRIVING GLOBAL COMMERCE

Appendix

Vantiv’s Non-GAAP Reconciliation Comparability Adjustments Per 10-K / 10-Q Note: Dollars and shares in millions, except Pro Forma Adjusted Net Income Per Share; in certain cases, numbers are rounded

Vantiv’s Non-GAAP Reconciliation (a) Transition costs include costs associated with our separation transaction from Fifth Third Bank, including costs incurred for our human resources, finance, marketing and legal functions and severance costs; consulting fees related to non-recurring transition projects; expenses related to various strategic and separation initiatives; depreciation and amortization charged to us by Fifth Third Bank under our transition services agreement; and compensation costs related to payouts of a one-time signing bonus to former Fifth Third Bank employees transferred to us as part of our transition deferred compensation plan. (b) Primarily includes non-operating expenses incurred with the refinancing of our debt in May 2011, March 2012, May 2013, June 2014, and October 2016 as well costs associated with the early termination of our interest rate swaps in March 2012. (c) Acquisition and integration costs include fees incurred in connection with our acquisitions, including legal, accounting and advisory fees as well as consulting fees for conversion and integration services and charges related to employee termination benefits and other transition activities. (d) MasterCard assessed a change of control compliance fee to the company of $6.0 million as a result of our IPO. (e) For 2017, 2016 and 2015, primarily relates to the change in fair value of a TRA entered into as part of the acquisition of Mercury. The 2014 amount relates to a benefit recorded as a result of a reduction in certain TRA liabilities, partially offset by the change in fair value of a TRA entered into as part of the acquisition of Mercury. (f) For periods prior to 2012, amounts represent depreciation expense associated with the company’s property and equipment, assuming that the company’s property and equipment at December 31, 2011 was in place on January 1, 2009. For periods subsequent to 2011, amounts represent the company’s depreciation and amortization expense adjusted to exclude amortization of intangible assets acquired through business combinations and customer portfolio and related asset acquisitions. The twelve months ended December 31, 2014 also includes the write-down of a trade name of $34.3 million. (g) For periods prior to 2012, amounts represent interest expense associated with the company’s level of debt, assuming the level of debt and applicable terms at December 31, 2011 was outstanding on January 1, 2009. (h) Represents adjustments to income tax expense to reflect an effective tax rate of 34.0% for 2017, 36% for 2016 and 2015, 36.5% for 2014 and 38.5% for all other periods presented, assuming the conversion of the Class B units of Vantiv Holding into shares of Class A common stock, including the tax effect of the adjustments described above. (i) Represents tax benefits due to the amortization of intangible assets and other tax attributes resulting from or acquired with our acquisitions, and to the tax basis step up associated with our separation from Fifth Third Bank and the purchase or exchange of Class B units of Vantiv Holding, net of payment obligations under tax receivable agreements. (j) Represents the non-controlling interest, net of pro forma income tax expense, associated with a consolidated joint venture formed in May 2014.